                                                                      Exhibit 24
                              POWERS OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas R. Carmody and Dawn M. Gray, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any Registration Statement on Form S-8 of American Business Products, Inc. relating to the American Business Products, Inc. 1991 Stock Incentive Plan to be filed with the Securities and Exchange Commission (whether relating to the plan as currently in effect or the plan as it may be amended in the future), and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 26th day of April 1995.



/s/                                          /s/
- -------------------------                    ----------------------------
F. Duane Ackerman                            Robert W. Gundeck


/s/                                          /s/
- -------------------------                    ----------------------------
John E. Aderhold                             Hollis L. Harris


/s/                                          /s/
- -------------------------                    ----------------------------
W.J. Biggers                                 W. Stell Huie


/s/                                          /s/
- -------------------------                    ----------------------------
Thomas R. Carmody                            Thomas F. Keller


/s/                                          /s/
- -------------------------                    ----------------------------
Henry Curtis VII                             Rex A. McClelland


/s/                                          /s/
- -------------------------                    ----------------------------
Herbert J. Dickson                           G. Harold Northrop